UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	3990	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 22, 2019, in connection with Amcor Limited (“Amcor Ltd.”) and Amcor Finance (USA), Inc’s (“AFIN USA” and, together with Amcor Ltd, the “Issuers”) previously issued and outstanding €300,000,000 in aggregate principal amount of 2.75% Notes due 2023 (the “Notes”) under the Issuers’ €2,000,000,000 Euro Medium Term Note Programme, Amcor plc (the “Company”) and Bemis Company, Inc. (“Bemis”), executed a Second Supplemental Trust Deed (“Second Supplemental Trust Deed”), supplemental to the Trust Deed dated February 28, 2011, as amended and restated by a first supplemental trust deed dated October 26, 2012 (the “Principal Trust Deed”) by and among the Issuers, Amcor UK Finance plc (“Amcor UK”) in its capacity as guarantor of notes issued by AFIN USA and Amcor Ltd., Amcor Ltd., in its capacity as guarantor of notes issued by AFIN USA and AFIN USA, in its capacity as guarantor of notes issued by Amcor Ltd., whereby the Company and Bemis acceded to irrevocably and unconditionally guarantee the Notes.

The foregoing description of the Second Supplemental Trust Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Trust Deed.  The Second Supplemental Trust Deed is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Second Supplemental Trust Deed is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)                                                   Exhibits.

Exhibit No.	Description
10.1	Second Supplemental Trust Deed dated as of July 22, 2019 to the Principal Trust Deed, among the Issuers, the Company, Bemis and the guarantors party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: July 26, 2019	Name:	Damien Clayton
	Title:	Company Secretary

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